UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2011

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        This Form 8-K/A of Vanguard Natural Resources, LLC is being amended to include a modified consent of Ernst & Young LLP to clarify that Ernst & Young LLP consents to the inclusion of its reports dated February 28, 2011 with respect to the consolidated financial statements of Encore Energy Partners LP, included in the Form 8-K/A of Vanguard Natural Resources, LLC filed on January 9, 2012 into the registration statements set forth in the modified consent set forth in Exhibit 23.1 hereto. No changes or additions are being made hereby to the Form 8-K/A filed on January 9, 2012.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Encore Energy Partners LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

By:                         /s/ Scott W. Smith
Name:                    Scott W. Smith
Title:                      President, Chief Executive Officer and Director
March 26, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Encore Energy Partners LP.